                  1995 HARRIS BANK MANAGERIAL INCENTIVE PLAN





                                         Approvals:   CALVIN S. STOWELL, JR.
                                                      _________________________
                                                      Calvin S. Stowell, Jr.
                                                      Executive
                                                      Human Resources


                                                      ALAN G. MCNALLY
                                                      _________________________
                                                      Alan G. McNally
                                                      Chairman / CEO
                                                      Harris Bankcorp



                             Compensation Division
                                   July, 1995

                  1995 HARRIS BANK MANAGERIAL INCENTIVE PLAN

I. PURPOSE


      The 1995 Harris Bank Managerial Incentive Plan is designed to link employee rewards to the achievement of Harris Bank and Bank of Montreal
      (BMO) objectives.


II. OBJECTIVES


      1. Facilitate the achievement of the goals and objectives for the Harris Bank and the BMO "Family of Companies".


      2. Motivate employees to achieve consistently high levels of performance by directly linking rewards to performance.


      3. Promote teamwork and cross functional efforts.


      4. Attract and retain qualified employees.


      5. Assist in communicating management strategies for the Harris Bank and BMO.


III. EFFECTIVE DATE


      January 1, 1995 to December 31, 1995


IV. ELIGIBILITY


      Members of the office of the Chairman, Executive Vice-Presidents, Senior Vice-Presidents, and selected Senior managers are eligible to participate in the plan.


      Eligible positions corresponding incentive targets are listed in Exhibit
      A. If an employee is promoted or transferred from one eligible position and/or incentive plan to another, the incentive opportunity will be pro-rated based on the time spent in each position and/or incentive plan. New hires may be eligible for pro-rated awards based on the date of hire during the plan year.


V.  PLAN DESIGN


      A. DESIGN SUMMARY


      1. Actual incentive compensation will be based on a maximum of three weighted performance measurement groupings:


           a. Total Harris Bank - Net Income (NI)
           b. BMO consolidated ROE divided by a weighted average peer bank ROE
           c. Individual employee - Performance Planning and Review (PPR) rating

                  1995 HARRIS BANK MANAGERIAL INCENTIVE PLAN


      Plan payout multipliers for the above three performance groupings are described in Exhibits B, C and D, respectively.


2. The BMO multiplier will be calculated based on the consolidated ROE of the BMO, divided by the weighted average ROE of the five largest Canadian banks.


      a. Multiplier will be set to zero if BMO's ROE is below the threshold level (i.e. five percentage points higher than the equivalent of a risk-free rate of return -- defined as the tax-adjusted yield of 10-year Government of Canada bonds, averaged over the calendar year)

      b. 1995 threshold level has been set at 12%


3. Target awards, which are based on a percentage of base salary, are established for all participants.


4. Total Harris Bank performance is linked to plan funding:


      a. Harris Bank performance must meet threshold of 90% of annual target
      b. Managerial plan funding adjusted to reflect both Harris Bank and BMO performance above/below annual target.


B. FORMULA


Award = Position Target x Team Performance x Individual Performance
                          (Harris + BMO           Rating Multiplier
                      Multiplier Multiplier)


C. PLAN FUNDING


1. Target Pool


The Target Pool is the sum of individual incentive targets awards weighted by the expected distribution of performance rating levels. For 1995, the incentive pool is projected to be $4,733,036.


2. Final Pool


   The Final Pool will be calculated following the completion of the plan year and will be determined by adjusting the target pool to reflect actual performance of Harris Bank and BMO and the actual distribution of PPR ratings.

                  1995 HARRIS BANK MANAGERIAL INCENTIVE PLAN

D. PARTICIPANT AWARD COMPUTATION

1. Target Award

   The target award varies by position for each participant (see Exhibit A).

2. Individual Awards

    The individual awards will be determined based upon a weighted combination of Harris Bank and BMO performance, as well as each individual's performance. The following equation will be used:

Award = Position Target x Team Performance x Individual Performance
                          (Harris + BMO           Rating Multiplier
                      Multiplier Multiplier)


    The incentive payout multipliers associated with Harris performance, BMO performance and individual performance are shown in Exhibits B, C & D, respectively.
    Participants will be placed in one of the following categories to set the relative weight for Harris Bank and BMO performance:


          CATEGORY    HARRIS BANK    BMO
         ----------   -----------    ---

            CEO           50%        50%

         Category A       50%        50%

         Category B       60%        40%

         Category C       70%        30%

         Category D       80%        20%

    The category will be assigned and communicated to each participant at the beginning of each plan year. See Exhibit A for each individual's category and target assignment.


VI. TIMING
         Awards are paid on an annual basis, following the end of the Plan year.

                  1995 HARRIS BANK MANAGERIAL INCENTIVE PLAN

                           ADMINISTRATIVE PROVISIONS

1. CONTINUED EMPLOYMENT AS A CONDITION TO EARN INCENTIVE COMPENSATION
   ------------------------------------------------------------------

  A. Except as provided herein, participants must be employed by the Bank on the service dates set forth below in order to earn incentive compensation.

  B. The service date for incentive compensation is December 31 of the Plan year in which the compensation was generated.

  C. When the employment of a participant terminates:

     1. A participant whose employment terminates before a service date for any reason other than disability, retirement, job elimination or death shall earn no incentive compensation generated in the year of termination.

     2. A participant whose employment terminates by reason of:
              * Permanent disability
              * Retirement (i.e., age 55 or older and 10 or more years service),
              * Job elimination, or
              * The participant's death
        shall receive a pro-rated award payable following completion of the plan year.

   D. A participant who transfers from an incentive eligible position for reasons not related to below standard performance and who remains in the employ of Harris Bank shall receive a pro-rated award payable following completion of the plan year.

   E. Incentive Awards for Harris Bank employees who transfer to Bank of Montreal will be pro-rated based upon the number of months that they were in the Harris Plan, assuming a PPR rating for Harris service of level 3 or better.

2. ANNUAL GOALS
   ------------

   A. For the purpose of accruing incentive compensation, target goals will be set and approved on at least an annual basis by the Harris Bank Board of Directors.

3. INCENTIVE AWARDS NOT DISTRIBUTED TO PARTICIPANTS
   ------------------------------------------------

   Any portion of incentive compensation not earned and disbursed will be retained by the Bank.

4. PAYMENT OF AWARDS TO PARTICIPANTS
    ---------------------------------

                  1995 HARRIS BANK MANAGERIAL INCENTIVE PLAN


     Incentive compensation will be determined by the provisions of the plan. Beyond the provisions of the Plan, normal management discretion by the Office of the Chairman will apply.


5.   WITHHOLDING AND BENEFITS
     ------------------------

     All incentive payments are subject to the payroll and other withholding as required by law, as well as United Way withholding.


6.   MODIFICATION AND CONTINUATION OF THE PROGRAM
     --------------------------------------------

     The Bank reserves the right to revise or terminate the Plan at any time. The Bank is not committed to the indefinite existence of the same or a similar Plan, the participation of any employee in the Plan or the terms or manner in which compensation is calculated under the Plan.


7.   CONTRACT OF EMPLOYMENT
     ----------------------

     Nothing in the Plan is intended or should be construed as creating a contract of employment for a fixed term.

                                   Exhibit A
                  1995 Harris Bank Managerial Incentive Plan
                     Target Incentive Summary by Category

               CIFS, PCFS, Community Affairs and Risk Management
               -------------------------------------------------


                                      No. Of                 Incentive
                   Category           Participants           Target $'s
                   --------           ------------           ----------
                      CEO                   1                  $351,000

                       A                    2                  $313,500

                       B                    8                  $686,000

                       C                   30                $1,293,147

                       D                   11                  $287,459
                 -------------------------------------------------------
                    Totals                 52                $2,931,106
                 =======================================================

       Provision for net PPR multiplier = 12.5% ----->         $366,388

       Total Managerial Fund at Target -------------->       $3,297,494

       Percentage of fund dependent upon Harris weight--->         64.1%

       Percentage of fund dependent upon BMO weight------>         35.9%




                  1995 Harris Bank Managerial Incentive Plan
                     Target Incentive Summary by Category

                                  Operations
                                  ----------


                                No. Of              Incentive
          Category           Participants           Target $'s
          --------           ------------           ----------

              A                    0                        $0

              B                    0                        $0

              C                    5                  $230,712

              D                   16                  $307,266
        --------------------------------------------------------

           Totals                 21                  $537,978

        ========================================================
      Provision for net PPR multiplier = 12.5% ----->      $67,247

      Total Managerial Fund at Target ---------->         $605,226

      Percentage of fund dependent upon Harris weight-->      75.7%

      Percentage of fund dependent upon BMO weight---->       24.3%




                  1995 Harris Bank Managerial Incentive Plan
                     Target Incentive Summary by Category

                              Corporate Services
                              ------------------


                               No. Of              Incentive
         Category           Participants           Target $'s
         --------           ------------           ----------

             A                    0                        $0

             B                    1                   $92,000

             C                    4                  $195,855

             D                   20                  $450,203
       ---------------------------------------------------------

          Totals                 25                  $738,058

       =========================================================


     Provision for net PPR multiplier = 12.5% ------>    $92,257

     Total Managerial Fund at Target ------------->     $830,316

     Percentage of fund dependent upon Harris weight-->     74.9%

     Percentage of fund dependent upon BMO weight----->     25.1%





                                   Exhibit B
                    Harris Bank Performance Leverage Table

           Measurement:             Net Income

           Target:           $161.5 MM  (Business Plan Target)

                                                                Incentive Plan
                                      Performance                 Multiplier
                             -------------------------------    --------------
                              $'s                  % of plan          %
                             ------                ---------        -----
                              ...                    ...             ...
                             $177.6                  110%            130%
                             $174.4                  108%            124%
                             $171.1                  106%            118%
                             $167.9                  104%            112%
                             $164.7                  102%            106%
                             $161.5    TARGET        100%            100%
                             $158.2                   98%             96%
                             $155.0                   96%             92%
                             $151.8                   94%             88%
                             $148.5                   92%             84%
                             $145.3  Threshold        90%             80%
                 (less-than) $145.3                    0%              0%

Multiplier Formula:

     Above Target Performance:  Incentive plan mulitiplier increases by 3% for every 1% by which Actual Net Income exceeds
                                Target Net Income

     Below Target Performance:  Incentive plan mulitiplier decreases by 2% for every 1% by which Actual Net Income achieved is below Target Net Income down to a minimum threshold multiplier of 80%.

                                   Exhibit C
                  Bank of Montreal Performance Leverage Table


Measurement:              Return On Equity (ROE)

Target:                   "Big 5" Canadian Banks' Average ROE


                                                  Incentive Plan
                      Performance                   Multiplier *
                   --------------------           --------------
                              % of plan                   %
                              ---------           --------------
                                ...                     ...
                                110%                    110%
                                108%                    108%
                                106%                    106%
                                104%                    104%
                                102%                    102%
                  TARGET        100%                    100%
                                 98%                     98%
                                 96%                     96%
                                 94%                     94%
                                 92%                     92%
                                 90%                     90%
                                 ...                    ...

*  Multiplier Formula:

     The incentive plan mulitiplier is the result of dividing the Bank of Montreal ROE for the year by the average ROE of the Canadian Imperial Bank of Commerce, Bank of Nova Scotia, Toronto Dominion Bank, National Bank, and Royal Bank.

     If BMO ROE is less than 12%, the incentive plan multiplier is 0.

                                   Exhibit D
                      Individual Performance Rating Table

                        Measurement:   1995 PPR Rating


     -------------------------------------------------------------
         Performance Level        Multiplier     Distribution
     -------------------------------------------------------------

              Level 1                 1.7           0 - 5%

              Level 2                 1.4          30 - 35%

              Level 3                 1.0          60 - 65%

              Level 4                  0            0 - 5%
     =============================================================
